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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549



                                  FORM 8-K/A



                                CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             October 6, 2000



                             M&T BANK CORPORATION
            (Exact name of registrant as specified in its charter)



                                   New York
                (State or other jurisdiction of incorporation)

         001-9861                                                 16-0968385
(Commission File Number)                             (I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York                                    14203
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:             (716) 842-5445


                               (NOT APPLICABLE)
        (Former name or former address, if changed since last report)

      M&T Bank Corporation ("M&T") hereby amends Item 7 of its Current Report on Form 8-K, dated October 6, 2000, filed on October 20, 2000 (the "Report"), as set forth below. The purpose of that Report was to disclose, pursuant to
Item 2, M&T's acquisition of Keystone Financial, Inc. ("Keystone"). As permitted by Sections (a)(4) and (b)(2) of Item 7, the Report omitted the pro forma financial information required by Item 7(b). The purpose of this amendment is to file such pro forma information.

      Item 7.  Financial Statements and Exhibits.

      (a) Keystone's audited consolidated financial statements as of December 31, 1999 and 1998 and for each of the years ended December 31, 1999, 1998 and 1997, included in Keystone's Annual Report on Form 10-K for the year ended December 31, 1999, are hereby incorporated by reference, together with the report of Ernst & Young LLP, independent auditors, on such financial statements.*

      In addition, Keystone's unaudited consolidated financial statements as of June 30, 2000 and 1999 and for the three months and six months ended June 30, 2000 and 1999, included in Keystone's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000, are hereby incorporated by reference.*

      (b) An unaudited Pro Forma Condensed Combined Balance Sheet of M&T as of June 30, 2000 and unaudited Pro Forma Condensed Combined Statements of Income of M&T for the six months ended June 30, 2000 and for the year ended December 31, 1999 are filed herewith as Exhibit 99.5. The unaudited Pro Forma Condensed Combined Balance Sheet assumes that the merger of Keystone with and into Olympia Financial Corp., a wholly owned subsidiary of M&T (the "Merger") was consummated on June 30, 2000. Certain amounts in Keystone's historical balance sheet as shown have been reclassified to conform to M&T's presentation. The unaudited Pro Forma Condensed Combined Statements of Income assume that the Merger was consummated on January 1, 1999 and reflect the consolidation of the results of operations of M&T and Keystone for the six months ended June 30, 2000 and for the year ended December 31, 1999. The cash portion of the consideration for the Merger is assumed to have been funded by the issuance of subordinated debentures. As a result of the Merger, M&T expects to achieve substantial benefits, primarily in the area of operating cost savings. Assuming that all cost savings measures are implemented (which are expected to require a 12-month phase-in period), M&T estimates annual pre-tax operating cost savings of approximately $43 million. M&T's management estimates that savings achieved during the first 12 months following the Merger would represent approximately one-half of the fully phased-in savings. Management also estimates that operating cost savings that may be realized during the first 12 months following the Merger will be largely offset by various one-time expenses associated with systems conversions and other costs of integrating and conforming the acquired operations with M&T. The unaudited Pro Forma earnings do not reflect any direct costs or potential savings which are expected to result from the Merger and are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings to be realized or one-time expenses to be incurred.

----------------------
      *Previously filed with or incorporated by reference into the initial filing of the Report on October 20, 2000


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      The unaudited Pro Forma condensed financial information is not necessarily indicative of the future financial position or future results of operations of M&T or of the financial position or the results of operations of M&T that would actually have occurred had the Merger been in effect as of the date or for the period presented. In addition, this includes forward-looking statements that are not guarantees of future performances and involve certain risks, uncertainties and assumptions ("Future Factors"). Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Future Factors include: expected cost savings from the Merger that cannot be fully realized or that cannot be realized within the expected time frame; revenues following the Merger that are lower than expected; significant increases in competitive pressure among depository institutions; greater than expected costs or difficulties related to the integration of the business of M&T and Keystone; general economic conditions, either nationally or in the markets in which M&T will be doing business, that are less favorable than expected; and legislative or regulatory requirements or changes that adversely affect the business in which M&T is engaged. Future Factors also include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; credit losses; sources of liquidity; legislation affecting the financial services industry as a whole, and M&T individually; regulatory supervision and oversight, including required capital levels; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes, including environmental regulations; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings; continued availability of financing; and financial resources in the amounts, at the times and on the terms required to support M&T's future businesses. These are representative of the Future Factors that could affect the outcome of the forward-looking statements. M&T's forward-looking statements speak only as of the date on which such statements are made. By making any forward-looking statements, M&T assumes no duty to update them to reflect new, changing or unanticipated events or circumstances.

               Exhibit No.
                      2 Agreement and Plan of Reorganization dated as of May 16, 2000 by and among M&T, Olympia and
                            Keystone (including the Agreement and Plan of
                            Merger as Annex A thereto). Incorporated by reference to Exhibit No. 2 to M&T Current Report on Form 8-K dated May 16, 2000 of M&T (File No.
                            001-9861).*

                      23 Consent of Ernst & Young LLP, independent auditors to Keystone Financial, Inc. Filed herewith.

                      99.1 Press Release, dated October 9, 2000, announcing consummation of the Merger. Filed herewith.*

                      99.2 Press Release, dated October 5, 2000, announcing completion of offering of $500 million of 8%
                            Subordinated Notes due 2010 by M&T Bank. Filed herewith.*

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

                      99.3 Keystone's 1999 audited Financial Statements, together with the Report of the Independent
                            Auditors thereon. Incorporated by reference to Keystone's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 000-11460).*

                      99.4 Keystone's June 30, 2000 unaudited financial statements. Incorporated by reference to
                            Keystone's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 (File No.
                            000-11460).*

                      99.5  Unaudited Pro Forma Condensed Combined Balance
                            Sheet of M&T as of June 30, 2000 and unaudited Pro
                            Forma Condensed Combined Statements of Income for the six months ended June 30, 2000 and for the year ended December 31, 1999. Filed herewith.

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      *Previously filed with or incorporated by reference into the initial filing of the Report on October 20, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       M&T BANK CORPORATION


Date:  December 15, 2000               By:  ______________________
                                               Michael P. Pinto
                                               Executive Vice President
                                                  and Chief Financial Officer
                                     -4-

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                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Report Dated October 6, 2000                 Commission File Number:  001-9861


                             M&T BANK CORPORATION
            (Exact name of registrant as specified in its charter)








                                   EXHIBITS


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EXHIBIT INDEX

Exhibit No.
        2 Agreement and Plan of Reorganization dated as of May 16, 2000 by and among M&T, Olympia and Keystone (including the Agreement and Plan of Merger as Annex A thereto). Incorporated by reference to Exhibit No. 2 to M&T Current Report on Form 8-K dated May 16,
             2000 of M&T (File No. 001-9861).*

        23   Consent of Ernst & Young LLP, independent auditors to Keystone
             Financial, Inc.  Filed herewith.

        99.1 Press Release, dated October 9, 2000, announcing consummation of the Merger. Filed herewith.*

        99.2 Press Release, dated October 5, 2000, announcing completion of offering of $500 million of 8% Subordinated Notes due 2010 by M&T
             Bank. Filed herewith.*

        99.3 Keystone's 1999 audited Financial Statements, together with the
             Report of the Independent Auditors thereon. Incorporated by reference to Keystone's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 000-11460).*

        99.4 Keystone's June 30, 2000 unaudited financial statements.
             Incorporated by reference to Keystone's Quarterly Report on Form
             10-Q for the quarterly period ended June 30, 2000 (File No.
             000-11460).*

        99.5 Unaudited Pro Forma Condensed Combined Balance Sheet of M&T as of
             June 30, 2000 and unaudited Pro Forma Condensed Combined
             Statement of Income for the six months ended June 30, 2000 and for the year ended December 31, 1999. Filed herewith.

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        *Previously filed with or incorporated by reference into the initial filing of Report on October 20, 2000